Exhibit 10.8

Execution Version

AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Agreement”) dated as of April 15, 2015, (the “Effective Date”) is by and among Pioneer Intermediate, Inc., a Delaware corporation (the “Parent”), Pioneer Investment, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as an issuing lender (in such capacity, the “US Issuing Lender”) and as swing line lender (in such capacity, the “Swing Line Lender”), and HSBC Bank Canada, as an issuing lender (in such capacity, the “Canadian Issuing Lender” and together with the US Issuing Lender, the “Issuing Lenders”).

RECITALS

A. The Parent, Borrower, the Administrative Agent, the Issuing Lenders, the Swing Line Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of August 7, 2014 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

B. The Borrower has requested that the Lenders amend the Credit Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Amendments to Credit Agreement.

(a) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions to appear in the appropriate alphabetical order therein:

“Amendment No. 1 Effective Date” means April 15, 2015.

“Prior Period Tax Payments” means (a) the payments made to the Canadian taxing authorities on February 27, 2015 with respect to the 2014 calendar year in the amount of (i) C$2,400,000 for a final tax payment for federal Canadian taxes and (ii) C$200,000 for a final tax payment for Alberta taxes and (b) a payment made to the United States Internal Revenue Service on March 16, 2015 in the amount of $10,900,000 with respect to an amended return for the 2013 calendar year.

(b) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the definitions of “Fee Letter” and “Fixed Charge Coverage Ratio” in their entirety with the following corresponding terms:

“Fee Letter” means that (a) certain engagement letter dated June 30, 2014, by and among the Parent, the Borrower and the Wells Fargo Parties and (b) that certain engagement letter dated April 1, 2015 among the Parent, the Borrower and Wells Fargo Securities, LLC.

“Fixed Charge Coverage Ratio” means as of the end of each fiscal quarter, the ratio of (a) EBITDA for the four fiscal quarter period then ending minus the sum of (i) cash Taxes paid by the Restricted Entities during such four fiscal quarter period (excluding the Prior Period Tax Payments only to the extent paid during such four fiscal quarter period) plus (ii) Maintenance Capital Expenditures (other than Maintenance Capital Expenditures financed with long-term Funded Debt, including the proceeds of Revolving Borrowings hereunder) expended by the Restricted Entities during such four fiscal quarter period; to (b) Fixed Charges for such four fiscal quarter period

(c) Section 6.8(h) (Restricted Payments) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

; provided that, notwithstanding anything herein to the contrary, no Restricted Payments shall be permitted under this clause (h) until the Borrower has delivered the unaudited Financial Statements and corresponding Compliance Certificate for the fiscal quarter ending March 31, 2017, as required under Section 5.2(b) and Section 5.2(d).

(d) Section 6.16 (Leverage Ratio) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Section 6. 16 Leverage Ratio. Commencing with the fiscal quarter ending September 30, 2014, the Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, permit the Leverage Ratio:

(a) as of the last day of each fiscal quarter ending on or prior to December 31, 2014, to be more than 3.50 to 1.00;

(b) as of the last day of the fiscal quarters ending on March 31, 2015 and June 30, 2015, to be more than 3.00 to 1.00;

(c) as of the last day of the fiscal quarter ending on September 30, 2015, to be more than 3.25 to 1.00;

(d) as of the last day of the fiscal quarter ending on December 31, 2015, to be more than 4.00 to 1.00;

(e) as of the last day of the fiscal quarters ending on March 31, 2016 and June 30, 2016, to be more than 3.75 to 1.00;

(f) as of the last day of the fiscal quarter ending September 30, 2016, to be more than 3.50 to 1.00;

(g) as of the last day of the fiscal quarter ending on December 31, 2016, to be more than 3.25 to 1.00; and

(h) as of the last day of each fiscal quarter ending on or after March 31, 2017, to be more than 2.50 to 1.00.

(e) Section 6.17 (Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Section 6.17 Fixed Charge Coverage Ratio. Commencing with the fiscal quarter ending September 30, 2014, the Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, permit the Fixed Charge Coverage Ratio:

(a) as of the last day of each fiscal quarter ending on or prior to December 31, 2014, to be less than 1.10 to 1.00;

(b) as of the last day of the fiscal quarters ending on March 31, 2015 and June 30, 2015, to be less than 1.25 to 1.00;

(c) as of the last day of each fiscal quarter ending on or after September 30, 2015 but on or prior to December 31, 2016, to be less than 1.10 to 1.00; and

(d) as of the last day of each fiscal quarter ending on or after March 31, 2017, to be less than 1.25 to 1.00.

(f) Article VI (Negative Covenants) of the Credit Agreement is hereby further amended by inserting the following new Section 6.20 in the appropriate numerical order:

Section 6.20 Liquidity. Commencing with the fiscal quarter ended March 31, 2015, the Parent shall not permit the Liquidity, as of the last day of each fiscal quarter ending on or prior to December 31, 2016, to be less than $20,000,000.

(g) Exhibit B - Form of Compliance Certificate to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit B - Form of Compliance Certificate attached hereto.

(h) Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule I attached hereto.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a) after giving effect hereto, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date, except that any representation and warranty which by its terms is made as of a specified date in which case such representation and warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date;

(b) after giving effect hereto, no Default or Event of Default has occurred and is continuing;

(c) the execution, delivery and performance of this Agreement by such Credit Party are within its corporate or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable;

(d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and

(f) as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Credit Document.

Section 5. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) The Administrative Agent shall have received this Agreement executed by duly authorized officers of the Parent, the Borrower, the Guarantors, the Administrative Agent, and the lenders constituting the Majority Lenders;

(b) The Borrower shall have paid (i) all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment at least one Business Day prior to the Effective Date, (ii) the fees as agreed to in the Fee Letter (as defined in the Credit Agreement and amended hereby), and (iii) without duplication of any fees payable in accordance with the preceding clause (ii), the fees required under Section 6(e) below.

Section 6. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b) The Parent, Borrower, each Guarantor, the Administrative Agent, the Issuing Lenders, the Swing Line Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Credit Documents, are not impaired in any respect by this Agreement.

(c) Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, any Issuing Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents, as amended by this Agreement. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

(e) The Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender executing this Agreement and delivering a facsimile, e-mail or original of its signature pages hereto to the Administrative Agent (or its counsel) by 12:00 pm, Houston, Texas time on Wednesday, April 15, 2015 (or such later time as to any Lender as may be agreed by the Borrower in its sole discretion), an amendment fee for each such Lender equal to (i) 0.25% times (ii) the sum of (x) such Lender’s aggregate outstanding Term Advances, plus (y) such Lender’s Revolving Commitment. Each such amendment fee as to each such Lender executing this Agreement (i) is payable in U.S. dollars in immediately available funds, (ii) is not refundable under any circumstances, (iii) will not be subject to counterclaim, defense, setoff or otherwise affected, (iv) is deemed fully earned by such Lender once its signature page is delivered as provided above and ‘the Effective Date has occurred, and (v) is due and payable on the Effective Date.

Section 7. Reaffirmation of Security Documents. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 8. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 12. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 13. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES WITH RESPECT TO THE MATTERS COVERED IN THIS AGREEMENT.

IN EXECUTING THIS AGREEMENT, THE BORROWER HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

PIONEER INVESTMENT, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

PARENT:

PIONEER INTERMEDIATE, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

GUARANTORS:

PIONEER INTERMEDIATE, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

PIONEER NCS ENERGY HOLDCO, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

NCS MULTISTAGE, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

NCS MULTISTAGE, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Lender, Swing Line Lender, a Revolving Lender and a Term Lender

By:	/s/ T. Alan Smith
T. Alan Smith
Managing Director

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

HSBC BANK CANADA, as an Issuing Lender, a Revolving Lender and a Term Lender

By:	/s/ JOHN CHERIAN
Name:	JOHN CHERIAN
Title:	ASSISTANT VICE PRESIDENT COMMERCIAL BANKING

By:	/s/ BRUCE ROBINSON
Name:	BRUCE ROBINSON
Title:	Vice President Energy Financing

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

CITIBANK, N.A., as a Revolving Lender and a Term Lender

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

CITIZENS BANK, N.A. (f.k.a. RBS CITIZENS, N.A.), as a Revolving Lender and a Term Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

COMERICA BANK, as a Revolving Lender and a Term Lender

By:	/s/ PRASHANT PRAKASH
Name:	PRASHANT PRAKASH
Title:	ASSISTANT VICE PRESIDENT & PORTFOLIO RISK MANAGER

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Revolving Lender and a Term Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

REGIONS BANK, as a Revolving Lender and a Term Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 1 to Credit Agreement

(Pioneer Investment, Inc.)

SCHEDULE I

Pricing Schedule

The Applicable Margin with respect to the Commitment Fees, Revolving Advances, Swing Line Advances (if applicable), and the Term Advances shall be determined in accordance with the following Table based on the Leverage Ratio as reflected in the Compliance Certificate delivered in connection with the Financial Statements most recently delivered pursuant to Section 5.2. Adjustments, if any, to such Applicable Margin shall be effective on the date the Administrative Agent receives the applicable Financial Statements and corresponding Compliance Certificate as required by the terms of this Agreement. Notwithstanding the foregoing, the Borrower shall be deemed to be at Level V from the Amendment No. 1 Effective Date until delivery of its unaudited Financial Statements and corresponding Compliance Certificate for the fiscal quarter ending March 31, 2017. If the Borrower fails to deliver the Financial Statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.2, then effective as of the date such Financial Statements and Compliance Certificate were required to the delivered pursuant to Section 5.2, the Applicable Margin with respect to Commitment Fees, Revolving Advances, Swing Line Advances (if applicable) and Term Advances shall be determined at Level V and shall remain at such level until the date such Financial Statements and corresponding Compliance Certificate are so delivered by the Borrower. Notwithstanding anything to the contrary contained herein, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.8(e). For the avoidance of doubt, the levels on the pricing grid set forth below are set forth from the lowest (Level I) to the highest (Level V).

Applicable Margin	Leverage Ratio	Eurocurrency / B/A Advance	Base Rate Advance	Commitment Fee

Level I	Is less than 1.50 to 1.00	3.25%	2.25%	0.25%
Level II	Is equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00	3.50%	2.50%	0.375%
Level III	Is equal to or greater than 2.00 to 1.00 but less than 2.50 to 1.00	3.75%	2.75%	0.50%
Level IV	Is greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	4.00%	3.00%	0.50%
Level V	Is greater than or equal to 3.00 to 1.00	4.25%	3.25%	0.50%

EXHIBIT B – FORM OF COMPLIANCE CERTIFICATE

[to be attached]

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

FOR THE PERIOD FROM         , 201     TO         , 201

This certificate is prepared pursuant to the Credit Agreement dated as of August 7, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (a) Pioneer Investment, Inc., a Delaware corporation (the “Borrower”), (b) Pioneer Intermediate, Inc., a Delaware corporation (the “Parent”), (c) the lenders party thereto from time to time (the “Lenders”), (d) Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”), as an issuing lender and as swing line lender and (e) HSBC Bank Canada, as an issuing lender. Unless otherwise defined in this certificate, capitalized terms that are defined in the Credit Agreement shall have the meanings assigned to them by the Credit Agreement.

The undersigned certifies, in his/her capacity as a Responsible Officer of the Borrower and not in an individual capacity, that:

(a) attached hereto in Schedule B is a reasonably detailed spreadsheet reflecting the calculations of, as of the date and for the periods covered by this certificate, the Parent’s consolidated Funded Debt, the Parent’s consolidated Interest Expense the Parent’s consolidated Maintenance Capital Expenditures and the Parent’s consolidated Fixed Charges;

[(b) no Default or Event of Default has occurred or is continuing as of the date hereof; and]

—or—

[(b) the following Default[s] or Event[s] of Default exist[s] as of the date hereof, if any, and the actions set forth below are being taken to remedy such circumstances:

                                         ; and]

(c) as of the date hereof for the periods set forth below the following statements, amounts, and calculations included herein and in Schedule A, were true and correct in all material respects:

Exhibit B - Form of Compliance Certificate

I. Section 6.16 Leverage Ratio1 –

(a)	the Parent’s consolidated Funded Debt as of the last day of such fiscal quarter		$

(b)	EBITDA for the four-fiscal quarter period then ended (from Schedule A)		$

Leverage Ratio = (a) to (b) =

	Maximum Leverage Ratio	[4.00 to 1.00][3.75 to 1.00][3.50 to 1.00][3.25 to 1.00][3.00 to 1.00][2.50 to 1.00][2]

	Compliance	Yes	No

[Remainder of this page intentionally left blank.

Compliance Certificate continues on following pages.]

[1]	Pursuant to Section 6.16 of the Credit Agreement, calculated as of the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2014.
[2]	Pursuant to Section 6.16 of the Credit Agreement, use (a) 3.50 to 1.00 for each fiscal quarter ending on or prior to December 31, 2014, (b) 3.00 to 1.00 for the fiscal quarters ending on March 31, 2015 and June 30, 2015, (c) 3.25 to 1.00 for the fiscal quarter ending on September 30, 2015, (d) 4.00 for the fiscal quarter ending on December 31,2015, (e) 3.75 to 1.00 for the fiscal quarters ending on March 31, 2016 and June 30, 2016, (f) 3.50 to 1.00 for the fiscal quarter ending on September 30, 2016, (g) 3.25 to 1.00 for the fiscal quarter ending on December 31, 2016 and (h) 2.50 to 1.00 for each fiscal quarter ending on or after March 31, 2017.

Exhibit B - Form of Compliance Certificate

II. Section 6.17 Fixed Charge Coverage Ratio3 -

(a)	EBITDA for the four-fiscal quarter period then ended (from Schedule A)	$

(b)	cash Taxes paid by the Restricted Entities during such four fiscal quarter period (including Prior Period Tax Payments)	$

(c)	Prior Period Tax Payments to the extent paid during such four fiscal quarter period	$ [4]

(d)	Maintenance Capital Expenditures (other than Maintenance Capital Expenditures financed with long-term Funded Debt, including the proceeds of Revolving Borrowings under the Credit Agreement) expended by the Restricted Entities during such four fiscal quarter period	$

(e)	Fixed Charges for such four fiscal quarter period[5]	$

	Fixed Charge Coverage Ratio = [(a) - [ [(b) - (c)] + (d)]] divided by (e)	=

	Minimum Fixed Charge Coverage Ratio	[1.10 to 1.00][1.25 to 1.00][6]

	Compliance	Yes	No

[Remainder of this page intentionally left blank.

Compliance Certificate continues on following pages.]

[3]	Pursuant to Section 6.17 of the Credit Agreement, calculated as of the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2014.
[4]	Refers to (a) the payments made to the Canadian taxing authorities on February 27, 2015 with respect to the 2014 calendar year in the amount of (i) C$2,400,000 for a final tax payment for federal Canadian taxes and (ii) C$200,000 for a final tax payment for Alberta taxes and (b) a payment made to the United States Internal Revenue Service on March 16. 2015 in the amount of $10,900,000 with respect to an amended return for the 2013 calendar year.
[5]	To be calculated pursuant to Section 1.7 of the Credit Agreement.
[6]	Pursuant to Section 6.17 of the Credit Agreement, use (a) 1.10 to 1.00 for each fiscal quarter ending on or prior to December 31, 2014, (b) 1.25 to 1.00 for the fiscal quarters ending on March 31, 2015 and June 30, 2015, (c) 1.10 to 1.00 for the fiscal quarters ending on or after September 30, 2015 but on or prior to December 31, 2016, and (d) 1.25 to 1.00 for each fiscal quarter ending on or after March 31, 2017.

Exhibit B - Form of Compliance Certificate

III. Section 6.18 Capital Expenditures:

(a)	Capital Expenditures	$

(b)	(i) Capital Expenditures funded solely with Equity Issuance Proceeds resulting from issuance of common Equity Interests of any Restricted Entity and (ii) Permitted Acquisitions to the extent constituting Capital Expenditures	$

(c)	Total Capital Expenditures = (a) - (b)	$

(d)	Capital Expenditure Maximum	$20,000,000

	Capital Expenditure covenant:	(c) ≤ (d)

	Compliance	Yes	No

Exhibit B - Form of Compliance Certificate

Section 6.20 Liquidity7:

(a)	Aggregate Revolving Commitments in effect on such date		$

(b)	Revolving Outstandings as of such date		$

(c)	Readily and immediately available cash held in deposit accounts of any Restricted Entity (other than the Cash Collateral Account)		$ [8]

(d)	Liquidity = [(a) - (b)] + (c)		$

(e)	Liquidity Minimum	$20,000,000

	Liquidity covenant:	(d) ≥ (e)

	Compliance	Yes	No
,

[7]	Pursuant to Section 6.20 of the Credit Agreement, commencing with the fiscal quarter ending March 31, 2015, calculated as of the last day of each fiscal quarter ending on or prior to December 31, 2016.
[8]	Cash must be unencumbered and free and clear of all Liens and other third party rights other than a Lien in favor of the Administrative Agent pursuant to Security Documents and the Liens described in Section 6.2(g) of the Credit Agreement.

Exhibit B - Form of Compliance Certificate

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate as of the first date written above.

PIONEER INVESTMENT, INC., as Borrower

By:
Name:
Title:

Exhibit B - Form of Compliance Certificate

SCHEDULE A

EBITDA

The Parent’s consolidated EBITDA9

(a)	Parent’s consolidated Net Income		$

	Plus, without duplication, in each case (except with respect to clause (xii) below) only to the extent (and in the same proportion) deducted in determining such consolidated Net Income:		$

i.	Interest Expense		$

ii.	Income Tax Expense		$

iii.	non-cash impairment charge or asset write-off and the amortization of intangibles		$

iv.	other non-cash charges		$

v.	losses on Dispositions of capital assets outside the ordinary course of business		$

vi.	costs of legal settlements, fines, judgments or orders to the extent reimbursed by insurance or any other Person that is not the Parent or any Subsidiary		$

vii.	amortization and depreciation		$

viii.	the following items provided that the aggregate amount of all items added back under this clause (viii) shall not exceed $3,500,000 for such period		$

	1.	unusual or non-recurring items (including, for the avoidance of doubt, charges, accruals, reserves or expenses attributable to the undertaking or implementation of cost savings initiatives, operating expense reductions and other restructuring and integration charges)	$

	2.	the amount of management, consulting, advisory, monitoring, and board of director fees paid to, and third party out of pocket expenses reimbursed to, John Deane, Michael McShane or any other industry executive appointed to the board of directors of any Credit Party (or in lieu of any such board of directors, the board of directors of any direct or indirect parent company thereof other than Cemblend)	$

	3.	the amount of third party, out-of-pocket expenses reimbursed to the Permitted Holders (or their respective Affiliates or management companies) for expenses incurred by the Permitted Holders (or their respective Affiliates or management companies) on behalf of, or pertaining to, the Parent or its Subsidiaries	$

[9]	In accordance with the Credit Agreement, (x) EBITDA (other than for purposes of calculating Excess Cash Flow) shall be subject to pro forma adjustments pursuant to Section 1.7 of the Credit Agreement for Permitted Acquisitions and Nonordinary Course Asset Sales assuming that such transactions had occurred on the first day of the determination period, which adjustments shall, in each case, be made in accordance with the guidelines for pro forma presentations set forth by the SEC or in a manner otherwise reasonably acceptable to the Administrative Agent, and subject to supporting documentation reasonably acceptable to the Administrative Agent, in each case, certified by a Responsible Officer of the Parent.

Exhibit B - Form of Compliance Certificate

	4.	cash charges and expenses incurred in connection with the issuance or offering of Equity Interests, Dispositions outside the ordinary course of business, recapitalizations, mergers, consolidations or amalgamations, or option buyouts, provided that (i) such transaction is permitted under this Agreement and (ii) such charges and expenses are non-recurring with respect to such transaction	$

ix.	non-recurring cash charges and expenses (including severance payments) incurred in connection with any Permitted Acquisition and restructuring costs associated with single or one-time events incurred in connection with any Permitted Acquisition; provided that, the aggregate amount added back under this clause (ix) in any such period shall not exceed 7.5% of EBITDA (after giving effect to all additions and subtractions provided for in this definition of EBITDA, including this clause (ix))		$

x.	(A) cash charges and expenses paid and incurred in connection with the Transactions, (B) cash charges, fees and expenses incurred in connection with any amendment or modification of the Credit Documents or the Obligations, and (C) cash charges to the extent actually reimbursed by third parties pursuant to indemnification provisions in applicable binding contracts which are not being contested		$

xi.	business interruption insurance proceeds actually received by any Credit Party in an amount representing the earnings for the applicable period that such proceeds are intended to replace		$

xii.	unrealized net losses in the fair market value of any Hedging Arrangement		$

xiii.	the amount of any expense or deduction associated with any Restricted Subsidiary of the Borrower and attributable to any non-controlling Equity Interest and/or minority interest of any third party		$

xiv.	cash actually received during the calculation period and not included in Net Income for such period but only to the extent that the non-cash gain relating to such cash receipt was deducted in the calculation of EBITDA pursuant to clause (b)(ii) below for any previous calculation period and not added back		$

xv.	net income of any Joint Venture of the Parent for any calculation period but only to the extent such net income is distributed by such Joint Venture in the form of cash dividends or distributions and the amount thereof is not subsequently distributed, contributed or otherwise transferred to such Joint Venture during such period

xvi.	extraordinary items		$

(b) Subtotal (sum of (i) through (xv)):			$

Minus, without duplication, in each case only to the extent (and in the same proportion) included (as opposed to deducted) in determining such consolidated Net Income:			$

i.	extraordinary items		$

ii.	non-cash gains, including unrealized net gains in the fair market value of any Hedging Arrangement and non-cash gains resulting from non-recurring events or circumstances for such period		$

Exhibit B - Form of Compliance Certificate

iii.	all other non-cash items of income which were included in determining such Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business)	$

(c) Subtotal (sum of (i) through (iii)):		$

TOTAL (a) + (b) – (c)		$

Exhibit B - Form of Compliance Certificate

SCHEDULE B

Supporting Calculations

[See Attached.]

Exhibit B - Form of Compliance Certificate